SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): NOVEMBER 22, 1996

                            NORTH LILY MINING COMPANY
             (Exact name of registrant as specified in its charter)

      UTAH                       1-16740                      87-01593350
(State or other jurisdic-    (Commission File                (IRS Employer
 tion of incorporation)           Number)                  Identification No.)

              1800 GLENARM PLACE, SUITE 210, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 294-0428

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)













                                                              Page 1 of 4 pages
Exhibit index on consecutive page 2

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

                  Not Applicable

ITEM 5.           OTHER EVENTS.

                  Pursuant to General Instruction F to Form 8-K, the registrant hereby incorporates by reference the information contained in the news release, a copy of which is filed as an exhibit to this report.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired: Not applicable

                  (b)      Pro forma financial information:  Not applicable

                  (c)      Exhibits:

                  REGULATION                                                                            CONSECUTIVE
                  S-K NUMBER                         DOCUMENT                                           PAGE NUMBER
                    20.1                             News Release                                          4


ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable

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ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORTH LILY MINING COMPANY



Date:  December 3, 1996               By:    /S/GENE WEBB
                                             W. Gene Webb
                                             Executive Vice President

14:11-22-96.8-k

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